Legal Proceedings	12 Months Ended
Dec. 31, 2011
Legal Proceedings

19. Legal Proceedings

On April 27, 2005, we initiated a lawsuit against Keystone-Texas Property Holding Corporation (“Keystone”) seeking a declaration that a provision of the ground lease for the property under the San Antonio Marriott Rivercenter was valid and claiming that Keystone had breached that lease provision. On October 18, 2006, Keystone filed an amended counterclaim and later, a third party claim, alleging that we had tortuously interfered with Keystone’s attempted sale of the property and that we slandered Keystone’s title to the property.

On February 8, 2010, we received an adverse jury verdict in the 166th Judicial District Court of Bexar County, Texas. The jury found that we tortuously interfered with the attempted sale by Keystone of the land under the San Antonio Marriott Rivercenter and awarded Keystone $34.3 million in damages, plus statutory interest. In addition, the jury found that we slandered Keystone’s title to the property and awarded Keystone $39 million in damages, plus statutory interest. Keystone only will be entitled to receive one of these damage awards. On February 12, 2010, the jury awarded Keystone $7.5 million in exemplary damages with respect to the second claim. The trial court, however, subsequently granted our motion to disregard the jury’s exemplary damages award. On June 3, 2010, the trial court issued its final judgment, awarding Keystone: $39 million in damages for slander of title; alternatively, $34.3 million for tortuous interference of contract; as well as pre-judgment and post-judgment interest and attorneys’ fees, expenses, and costs.

On November 23, 2011, a three-judge panel of the San Antonio Court of Appeals issued its memorandum opinion denying our appeal of the trial court’s June 3, 2010 final judgment. In addition, the panel overturned the trial court’s decision to grant our motion to disregard the jury’s $7.5 million award of exemplary damages.

We believe that the memorandum opinion contains numerous legal errors and we intend to continue to vigorously pursue these issues on appeal. On January 17, 2012, we filed a motion seeking rehearing from the three-judge panel and a motion for rehearing by the entire seven-judge court of appeals. Based on the court decisions reached to date, we believe our maximum exposure for the Keystone litigation is $63 million. After consideration of the range of possible outcomes, we have accrued a potential litigation loss of approximately $56 million.

We are involved in various legal proceedings in the normal course of business regarding the operation of our hotels. To the extent not covered by insurance, these legal proceedings generally fall into the following broad categories: disputes involving hotel-level contracts, employment litigation, compliance with laws, such as the Americans with Disabilities Act, and other general matters. Under our management agreements, our operators have broad latitude to resolve individual hotel-level claims generally for amounts less than $150,000. However, for matters exceeding such threshold, our operators may not settle claims without our consent. Based on our analysis of legal proceedings with which we are currently involved or of which we are aware and our experience in resolving similar claims in the past, we have accrued approximately $5 million as of December 31, 2011 and estimate that, in the aggregate, our losses related to these proceedings could be as much as $12 million. We are not aware of any other matters with a reasonably possible negative outcome for which disclosure of a loss contingency is required. No assurances can be given as to the outcome of any pending legal proceedings.